UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (date of earliest event reported):  March 31, 2017

 Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)
Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant's telephone number, including area code.
_________________________
Registrant's telephone number, including area code:
(713) 996-4700
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
ITEM 2.02 REGULATION FD DISCLOSURE
The following information is furnished pursuant to Regulation FD.
On March 31, 2017, DXP Enterprises, Inc., issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2016 and a conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1, and incorporated herein by reference. Such exhibit (i) is furnished pursuant to Item 2.02 of Form 8-K, (ii) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
99.1      Press Release dated March 31, 2017 announcing the earnings results for the fourth quarter and fiscal year ended December 31, 2016.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DXP ENTERPRISES, INC.
(Registrant)

By:	/s/ Mac McConnell
Mac McConnell
Senior Vice President/Chief Financial Officer

Dated: March 31, 2017
INDEX TO EXHIBITS
Introductory Note:  The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered "filed" under the Exchange Act and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act or the Exchange Act.
Exhibit No.	Description
99.1	Press Release dated March 31, 2017 announcing the earnings results for the fourth quarter and fiscal year ended December 31, 2016.